EXHIBIT 32

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Malcolm J. Wright, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of American Leisure Holdings, Inc. on Form 10-KSB for the fiscal year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-KSB fairly presents in all material respects the financial condition and results of operations of American Leisure Holdings, Inc.


Date: March 31, 2006

                                        By: /s/ Malcolm J. Wright
                                            ---------------------
                                             Malcolm J. Wright,
                                             Chief Executive Officer and
                                             Chief Financial Officer